Exhibit 10.4

CONFIDENTIAL TREATMENT

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treatment request. This text has been separately filed with the SEC.

Framework Agreement

dated	5 September 2016

between	Volkswagen Truck & Bus GmbH

Willy-Brand-Platz 19
38102 Braunschweig (Germany)

hereinafter: “VW T&B”

and	Navistar, Inc.

2701 Navistar Drive
Lisle, IL 60532 (United States of America)

hereinafter: “Navistar”

concerning	Technology Licensing and Supply

Framework Agreement dated 5 September 2016

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treatment request. This text has been separately filed with the SEC.

Table of Contents

Recitals			3
1	Definitions		3
2	Process for the Finalization of Step A Individual Contracts		7
3	Hierarchy of Provisions		7
4	Engines and Technology		8
	4.1	Step A	8
	4.2	Step B	8
	4.3	Step C	9
5	General Provisions		9
	5.1	Principles regarding the compensation for services rendered under any Individual Contract	9
	5.1.1	Currency	9
	5.1.2	Adaptation Costs	9
	5.1.3	Supply Costs	10
	5.1.4	License fees	10
	5.1.5	Localization Investments	11
	5.2	IP Rights	11
	5.3	Warranties and Defects	12
	5.4	Indemnification	13
	5.5	Limitation of Liability	13
	5.6	Exclusivity	13
	5.7	Termination of the Individual Contracts	15
	5.7.1	Termination by VW T&B of the Individual Contracts	15
	5.7.2	Termination by Navistar of the Individual Contracts	18
	5.7.3	Effects of Termination of the Individual Contracts	20
	5.7.4	Term and Termination of this Agreement	21
	5.8	Keep Competitive	21
	5.9	Competition law clearance and closing of SPA	22
	5.10	Confidentiality	22
	5.11	Non-Assignment	22
	5.12	General Provisions	23
	5.13	Governing Law	24
	5.14	Arbitration	24
	5.15	Audit	25

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Recitals

A)	VW T&B is part of the Volkswagen Group.

B)	Navistar is a leading American manufacturer of private label commercial trucks, buses, defense vehicles and engines.

C)	VW T&B and Navistar are aiming at building a strategic alliance with inter alia the objective to become significant participants in the market for commercial vehicles in the member states of the North American Free Trade Agreement (“NAFTA”).

D)	In order to meet that objective, VW T&B and Navistar envisage to undertake several measures, one of which concerns the co-operation with regard to certain diesel engines and related technologies so that they comply with mandatory US regulations including Emissions Requirements and can be utilized in commercial vehicles manufactured by Navistar. In this regard, VW T&B will provide Navistar access to certain diesel engine technologies of the VW T&B Group.

E)	VW T&B intends, through its VW T&B Affiliates, to supply Navistar *** with certain types of diesel engines (including parts thereof) and related technologies *** it being understood that *** to be mutually developed and agreed by the Parties.

F)	In addition, VW T&B and Navistar intend to conduct further feasibility studies in order to assess the utilization of additional diesel engines and related technologies.

G)	Finally, VW T&B and Navistar intend to discuss possibilities of co-operation in several other technologies, including for instance driver assistance systems, autonomous driving, cab and chassis components, etc.

Therefore, VW T&B and Navistar agree as follows:

1	Definitions

In this Agreement, the following expressions shall have the following meanings:

Adaptation	any modification of engines, *** and related technologies (1) required to meet homologation needs for the benefit of Navistar or (2) specifically requested by Navistar, in each case in accordance with the relevant Individual Contract

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Adaptation Costs	costs (including a mark-up) that are mutually agreed by the Parties prior to being incurred and required to adjust engines, *** and related technologies of the VW T&B Group to the needs of Navistar and/or US legislation

Affiliates	Navistar’s and/or VW T&B’s Affiliates

Navistar’s Affiliates	means any entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, Navistar. For purposes of this Agreement, the term “control” when used with respect to any entity means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by intercompany agreements such as domination agreements, or otherwise; and the terms “Affiliated”, “controlling”, and “controlled” have the meanings correlative to the foregoing.

VW T&B’s Affiliates	MAN, Scania and ML

VW T&B’s Affiliate	MAN, Scania or ML

Agreement	this framework agreement

Annex	an annex to this Agreement

Best Efforts	means, with respect to a given goal, the efforts that a reasonable person in the position of the obliged party would use in good faith so as to achieve that goal as expeditiously as possible, provided, however, that the obligation to use Best Efforts does not require the obliged party to take any actions that cause unreasonable disadvantages to that party

***	***

***	***

***	has the meaning ascribed to it in Section 5.7.1.1

Emissions Requirements	means (a) the applicable emission standards and/or regulations as established by the United States Environmental Protection Agency, the California Air Resources Board and/or Environment Canada and (b) such other regulatory requirements related to emissions compliance applicable in the NAFTA countries.

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Engines	has the meaning ascribed to it in Section 4.1

Existing Contract	***

Fundamental Change	with respect to each Individual Contract, means any change, event or circumstance outside the control of the Parties, such as a material change in the regulatory environment or in Emissions Requirements, that is not reasonably foreseeable as of the date of this Agreement and that has a significant and adverse impact on the commercial viability of the Engines or Technologies that is the subject matter of such Individual Contract in the United States

Individual Contract(s)	License Agreement(s) and/or Supply Agreement(s) to be entered in accordance with this Agreement

IP Rights	all intellectual property rights in the Engines and Technology, including (but not limited to) know-how, copyright, design rights, database rights, trademarks, trade names, domain names and patent rights, in each case, whether or not registered and any applications for the protection or registration of these rights and all renewals and extensions thereof anywhere in the world

License Agreement(s)	the agreements entered into in accordance with this Agreement in connection with the licensing of the IP Rights

Localization	manufacturing and assembly of certain Engines and related Technologies of the VW T&B Group in Navistar’s facilities, including the facilities of Navistar’s Affiliates

Localization Investments	Investments made by Navistar required in the context of Localization

MAN	MAN SE and/or MAN Truck & Bus AG, as the case may be

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ML	MAN Latin America Indústria e Comércio de Veículos Ltda.

Material Breach	except as otherwise agreed in any Individual Contract, a failure of performance of an obligation under an Individual Contract which in good faith can be deemed to be significant enough to give the aggrieved party the right to make use of the respective rights provided for in this Agreement and under applicable law. A minor divergence from the terms of this Agreement shall not constitute a Material Breach.

NAFTA	means the United States of America, Canada and Mexico

***	***

Parties	VW T&B and Navistar

Party	VW T&B or Navistar

Scania	Scania AB (publ) and/or Scania CV AB (publ) as the case may be

Section	a section of this Agreement

Supply Costs	has the meaning ascribed to it in Section 5.1.3

Supply Agreement(s)	the agreements entered into between the VW T&B’s Affiliates on the one hand and Navistar on the other hand regarding the provision of certain Engines and Technologies set forth in Section 4.1

***	***

Technology(ies)	has the meaning ascribed to it in Section 4.1

Upgrade	means upgrades to be mutually defined and agreed by the Parties and related to engine performance or regulatory upgrade ***.

VW T&B Group	VW T&B, MAN, ML and Scania

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2	Process for the Finalization of Step A Individual Contracts

The Parties commit to enter, or to procure that their relevant Affiliates enter, into Individual Contracts as further defined in Section 4.1 in accordance with the terms and conditions set out in this Agreement and established industry practices, in each case as required to achieve the purpose of the co-operation as laid out in this Agreement, unless the relevant parties fail in the course of good faith negotiations to reach an agreement in relation to any material term or condition in respect of any Individual Contract which is not addressed or sufficiently specified in this Agreement in relation to which in the view of any of the Parties, acting in good faith, an agreement must be reached in any Individual Contract to protect its legitimate interests and which cannot be resolved by escalating the issue to the Chief Executive Officers of the Parties as set out below.

The Parties shall or shall procure that their relevant Affiliates use Best Efforts to negotiate and execute the Individual Contracts in accordance with the foregoing principles prior to the applicable ***, and with respect to the Individual Contracts described in Sections 4.1*** to 4.1***, the Parties shall also use as a guideline the Individual Contract entered into pursuant to Section 4.1(a) (to the extent it does not conflict with terms explicitly agreed to by the Parties and the terms of this Agreement). The Parties will appoint a joint working team following the execution of this Agreement in order to finalize the terms of each Individual Contract described in Section 4.1 as soon as practicable and in any case no later than the applicable ***. If any term of an Individual Contract is not agreed by the joint working team, either Party may refer such term to the Chief Executive Officers of the Parties for resolution.

Notwithstanding the foregoing, if a Fundamental Change occurs with respect to an Individual Contract before the earlier of the execution of such Individual Contract and the *** for such Individual Contract, either Party may elect to terminate this Agreement only with respect to the affected Individual Contract without any liability in respect of such termination.

The Parties further agree that in principle the validity and binding nature of each Individual Contract shall be independent of the validity and binding nature of other Individual Contracts.

3	Hierarchy of Provisions

In the event of any conflict between the Agreement and an Individual Contract (once an Individual Contract takes effect), the respective provisions of the Individual Contract shall prevail with respect to the subject matter thereof.

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4	Engines and Technology

4.1	Step A

The Individual Contracts shall cover the following types of diesel engines and products: *** in each case including components (collectively, the “Engines”) and the related technologies, *** (collectively, the “Technologies”):

a)	***

***

The Parties and their Affiliates will engage in joint capacity planning to ensure that the requirements of VW T&B, Navistar and their respective Affiliates with regard to both the supply of the Engines and Technologies as well as the licensing of the IP Rights related thereto, will be met.

4.2	Step B

The Parties further agree to conduct the following feasibility studies within a reasonable period of time following the execution of this Agreement:

•	feasibility study in order to investigate whether ***;

•	feasibility study in order to investigate whether ***; and

•	feasibility study in order to investigate whether ***.

The purpose of the feasibility studies shall be to verify and analyze the suitability of the Technology in respect to the needs of the Parties. The outcome of the feasibility studies do not trigger any right or obligation of any Party to enter into further Individual Contracts.

If and as far as reasonably required and useful, the Parties and their respective Affiliates will set out the details of the feasibility studies and their respective rights and obligations in individual agreements governing the relevant feasibility study (e.g., non-disclosure agreements).

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4.3	Step C

The Parties agree, once it becomes relevant, to start good faith discussions on a collaboration regarding the following ***/technology:

***

•	Advanced Driver Assistance Systems (ADAS)/autonomous driving systems including hardware and/or software;

•	“Connected vehicle” solutions including hardware and/or software;

•	Selected cabin and chassis components ***;

•	CO2 reduction/fuel efficiency technologies (e.g. engine idle stop, high efficiency compressor, electric water pump) as well as alternative drive train technologies (hybrid / electric drive trains, batteries, etc.); and/or

***.

5	General Provisions

5.1	Principles regarding the compensation for services rendered under any Individual Contract

5.1.1	Currency

All compensations under the Individual Contracts are to be paid in EUR, free of remittance costs, currency conversion costs, or any other bank charges or costs for VW T&B.

5.1.2	Adaptation Costs

All Adaptation Costs are to be borne by Navistar. They will be paid through amortization payments for each Engine (including components) over defined periods and volumes to be agreed by the VW T&B Affiliate and Navistar in the respective Individual Contracts (i.e. no upfront payments).

The respective volume targets may be revised by Navistar after a period of *** from the start of production of the products covered by the respective Individual Contract (“Reset”). The Reset will only apply once for each Individual Contract. After the expiration of an additional *** period, a lump-sum payment shall be immediately and automatically due in order to fully cover VW T&B Group’s Adaptation Costs (following such payment, Navistar’s license to all Adaptations covered by the respective Individual Contract shall be fully paid up). In any event, at termination (other than termination by VW T&B

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for convenience, in which case the payment schedule contemplated by this Section 5.1.2 shall not be amended) or expiry of the respective Individual Contract, all unpaid Adaptation Costs shall be immediately and automatically due and paid in full to VW T&B Group.

The above applies to all Individual Contracts that are concluded in accordance with Section 4.1 above. For any other potential future components the Parties will be free to determine another manner of payment of the respective Adaptation Costs (for instance upfront payment, full amortization or a mix of partial upfront payment and partial amortization).

5.1.3	Supply Costs

Regarding the supply costs, the Individual Contracts shall be based on a “cost plus principle” ***.

The cost base for the calculation of the supply costs shall be *** as reasonably calculated by VW T&B. ***.

The estimated warranty costs as mutually agreed will be part of the cost base and not part of the mark-up.

The mark-up level will in general be ***. In general, ***.

The above mark-up range of *** shall apply to the products described in Section 4.1 above. The supply costs for other products referred to in Section 4.2 and Section 4.3 above shall be discussed by the Parties in due course.

5.1.4	License fees

The obligation to pay license fees under each License Agreement will commence at *** (no upfront payments shall be due) and shall end upon the earlier of (i) *** after such start time, and (ii) expiry or termination of the respective License Agreement. If Navistar at any time intends to localize any of the Engines in any country outside of NAFTA, Navistar must obtain VW T&B’s consent (not to be unreasonably withheld) prior to such Localization and the Parties may agree to license fees (and term thereof) in respect of such Localization.

The license fees to be paid under a License Agreement shall amount to between *** of VW T&B Group’s confirmed product concept and target costs, provided that the Parties shall strive for the license fee for ***. Such confirmed product

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concept and target costs shall be mutually agreed by the Parties in each License Agreement, and may include *** (for the avoidance of doubt, Adaptation Costs and Localization Investments are not included in the license fees and shall be paid to VW T&B or borne by Navistar, as applicable, separately).

The duration of the License Agreements ***, provided that each License Agreement shall be terminable in accordance with Section 5.7.1 or Section 5.7.2 and the licenses granted to Navistar thereunder shall survive until the end of the applicable transition period, provided further, that if any License Agreement is terminated in accordance with Section 5.7.1.2 or Section 5.7.2.3, the licenses granted to Navistar thereunder shall survive ***. In the event of any Upgrade of the relevant Technology, the Parties may agree to renew the license fees (beyond the *** term set forth above) under terms and conditions to be mutually agreed under the respective License Agreement for a period and under terms and conditions to be mutually agreed, and Navistar shall only obtain a license with respect to such Upgrades that have become subject to such an agreement between the Parties.

Regarding design defects in the Technologies licensed, calculation of anticipated warranty liability by VW T&B and its Affiliates under the respective License Agreements will be jointly studied by VW T&B and Navistar, and the Parties will include a compensation mechanism with respect thereto in the Individual Contract(s).

5.1.5	Localization Investments

All applicable Localization Investments shall be borne by Navistar.

5.2	IP Rights

Under each License Agreement, VW T&B and its Affiliates will grant to Navistar and its Affiliates a *** (only as set forth in Section 5.1.4), non-transferable and non-assignable license, to use and otherwise exploit the Technology solely to Adapt, Localize, make, have made, and sell and otherwise commercialize the Engine(s), *** and other supplies covered by the relevant Individual Contract. The license will be exclusive (even as to VW T&B and its Affiliates) within the scope of Section 5.6, and non-exclusive ***; provided that the license shall not cover any country in Europe.

The Individual Contracts shall provide that any new IP Rights resulting from and relating to Adaptations will be, as far as they are transferable, transferred automatically to ***, and *** will grant to *** a non-exclusive, ***, non-transferable and non-assignable license for such IP Rights for use ***.

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The license to *** will ***, provided that each License Agreement shall be terminable in accordance with Section 5.7.1 or Section 5.7.2, provided further, that if any License Agreement is terminated in accordance with Section 5.7.1.3 or section 5.7.2.2, the licenses granted to *** thereunder shall survive ***.

During the amortization period, VW T&B and its Affiliates shall grant to Navistar and its Affiliates a ***, exclusive, non-transferable and non-assignable license for use in a NAFTA country of the new IP Rights resulting from and relating to Adaptations. Any other IP Rights, including for instance but not limited to the IP Rights in the underlying base Technology, shall remain with the VW T&B Group (subject to the licenses granted to Navistar and its Affiliates).

Notwithstanding the foregoing, the licences to be granted in accordance with the above under any Individual Contract shall not include any licence with respect to any IP Rights of VW T&B or its Affiliates with respect to NAFTA (“NAFTA IP Licences”) to any Affiliates of Navistar that are incorporated in any country outside of NAFTA and, for the avoidance of doubt, no licence granted thereunder shall be read or interpreted in any way that would allow use or exploitation (by transfer or assignment or otherwise) of such NAFTA IP Licences under such Individual Contract by any Affiliate of Navistar located outside of NAFTA; provided that the foregoing will not limit or prevent Navistar or any of its Affiliates from ***.

5.3	Warranties and Defects

Under the Individual Contracts, the VW T&B’s Affiliates shall grant customary representations and warranties that a) the licensed Technology and b) the supplied Engines (including components) will:

a)	licensed Technology

•	comply with the specifications (including design) to be agreed in the Individual Contracts; and

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•	not infringe any intellectual property or other proprietary rights of any third party.

b)	supplied Engines, *** and components

•	comply with the specifications to be agreed in the Individual Contracts;

•	perform in accordance with the specifications and/or is free of any errors or other defect restricting or otherwise impacting its use (in particular design defects and manufacturing defects); and

•	not infringe any intellectual property or other proprietary rights of any third party.

Under the Supply Agreements the warranty period for the above warranties shall be for a duration that satisfies Navistar’s customer requirements and in compliance with mandatory Emissions Requirements.

The Parties will include in each Individual Contract additional appropriate warranty and defect provisions, including with respect to warranty duration, in accordance with their well-established business practices.

5.4	Indemnification

The Parties will implement in the Individual Contracts appropriate indemnity clauses, including customary provisions with regard to safety recalls and field campaigns, in accordance with their well-established business practice.

5.5	Limitation of Liability

To the extent permitted by law, the liability of the Parties and their Affiliates for violations of the Individual Contracts shall be restricted to an amount to be agreed in each Individual Contract.

The above liability cap will not apply to claims based on (a) fraud, willful misconduct or gross-negligence, (b) breaches of exclusivity obligations under any Individual Contract or (c) indemnification for ***.

5.6	Exclusivity

Subject to the commercial negotiation of any Individual Contract and governing antitrust and competition laws, VW T&B and its Affiliates intend to license and sell the Engines and Technology described in Section 4.1 to Navistar and its Affiliates within any NAFTA country for use in *** of Navistar or any of its Affiliates. VW T&B and its Affiliates intend to agree in each Individual Contract not to:

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(i)	supply any Engine or Technology described in Section 4.1 to *** in NAFTA;

(ii)	grant any license with respect to any Engine or Technology described in Section 4.1 to *** in Nafta; and

(iii)	use any Engine or Technology described in Section 4.1 for the business of VW T&B and Affiliates for *** in NAFTA;

provided in each case that any existing business of VW T&B and its Affiliates as of the date of this Agreement that is set forth on Annex I hereto shall remain unrestricted.

With respect to any country outside NAFTA, the Parties agree to collaborate in good faith on other provisions to be included in applicable Individual Contracts, provided that (i) there shall be no restriction on VW T&B’s rights or ability to license or sell any Engines or Technology in any such country, and (ii) Navistar and its Affiliates shall be permitted to use, distribute, manufacture and sell products that incorporate the Engines and/or use the Technologies described in Section 4.1 to all countries in which Navistar and its Affiliates are permitted to Deploy (as defined in the Existing Contract) such Engines and Technologies under the Existing Contract.

In the case of any termination of an Individual Contract by either Party (except in case of a termination of an Individual Contract by VW T&B or its respective Affiliate for change of control in Navistar pursuant to Section 5.7.1.1 or of any Individual Contract due to material breach by Navistar pursuant to Section 5.7.1.3, in which case the above mentioned intended exclusivity obligations in respect of such Individual Contract shall immediately cease upon VW T&B or its respective Affiliate giving notice of termination), any of the above mentioned intended exclusivity obligations of VW T&B set forth in such Individual Contract shall end *** following the date of the notice of termination provided however, that the exclusivity shall under no circumstances exceed the respective transition period which applies to the respective termination right.

Any of the intended exclusivity obligations set out in this Section expire in respect of each Individual Contract if ***.

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5.7	Termination of the Individual Contracts

5.7.1	Termination by VW T&B of the Individual Contracts

5.7.1.1	Navistar Change of Control

A Navistar change of control event (“Navistar Change of Control Event”) occurs (i) if any person / entity group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) (except VW T&B and its Affiliates) holds or acquires directly or indirectly at least 35% of the shares in Navistar International Corporation or (ii) if Navistar International Corporation (x) divests all or substantial portions of its truck and bus assets or (y) sells such substantial portions to a competitor of the VW T&B Group (e.g. transaction with *** or ***), it being understood that for purposes of determining whether a Navistar Change of Control Event has occurred, ***. Substantial portions is being understood as divestitures reasonably expected to effect a loss in market shares by Navistar International Corporation in the relevant markets in the NAFTA-region in the amount of *** of the then-current market share in the total bus and truck market.

In case of a Navistar Change of Control Event, Navistar shall inform immediately VW T&B, by notice in writing that such an event has occurred. VW T&B has to notify Navistar within *** upon receipt of the written notice whether or not VW T&B wishes to make use of any of the rights set out in this Section 5.7.1.

In case of a Navistar Change of Control Event, VW T&B and its Affiliates shall have the right to terminate this Agreement and any Individual Contract with the following effects:

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•	If the Navistar Change of Control Event occurs within the *** as of execution of an Individual Contract, VW T&B and its Affiliates shall have the right to terminate such Individual Contract ***.

•	If the Navistar Change of Control Event occurs after *** but prior to *** as of execution of an Individual Contract, VW T&B and its Affiliates shall have the right to terminate such Individual Contract after expiration of a transition period of ***.

•	If the Navistar Change of Control Event occurs after *** as of execution of an Individual Contract, VW T&B and its Affiliates shall have the right to terminate such Individual Contract after expiration of a transition period of ***.

•	In case of a Navistar Change of Control Event prior to the start of production of ***, the cooperation between the Parties in respect of *** (or an equivalent product) ***.

•	For the avoidance of doubt, all or any portion of the subsequent supply and license period described in this section shall be at *** option.

During any transition period, VW T&B and its Affiliates shall bear upgrade and development responsibility such that its products, when supplied to Navistar, comply with applicable laws and regulation and reflect upgrades in technology, provided Navistar or its respective Affiliate pays any costs incurred by VW T&B and its Affiliates (which shall be reviewed by Navistar prior to incurrence, and if Navistar does not agree to pay such costs, VW T&B’s obligations in respect of such upgrade shall be discharged) for such upgrades and developments upfront.

5.7.1.2	Convenience by VW T&B

Upon written notice to Navistar, VW T&B and its Affiliates shall have the right to terminate any Individual Contract after expiration of a notice period of *** with the following effects:

•	If the termination occurs within *** after the latest change of applicable Emissions Requirements has become effective, the termination shall become effective following *** of subsequent supply and license on the same terms following the *** notice period (it being understood that all or any portion of the subsequent supply and license period shall be at *** option), as set forth in the respective Individual Contracts.

•	If the termination occurs *** after the latest change of Emissions Requirements has become effective, the termination shall become effective following *** of subsequent supply and license on the same terms following the *** notice period (it being understood that all or any portion of the subsequent supply and license period shall be at *** option), as set forth in the respective Individual Contracts.

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During any transition period, VW T&B and its Affiliates shall bear upgrade and development responsibility such that its products, when supplied to Navistar, comply with applicable laws and regulations and reflect upgrades in technology, provided Navistar or its respective Affiliate pays any costs incurred by VW T&B and its Affiliates (which shall be reviewed by Navistar prior to incurrence, and if Navistar does not agree to pay such costs, VW T&B’s obligations in respect of such upgrade shall be discharged) for such upgrades and developments in accordance with the payment schedule contemplated by Section 5.1.2.

5.7.1.3	Material Breach by Navistar

In case of a Material Breach by Navistar, VW T&B shall inform Navistar by notice in writing and request Navistar and/or its Affiliates to cure the breach.

Unless otherwise agreed by the Parties in an Individual Contract, in case of a Material Breach of any of the Individual Contracts by Navistar or its Affiliates that remains uncured following notice and a reasonable opportunity to cure for

•	*** if the Material Breach is payment-related; or

•	*** if the Material Breach is related to technical issues,

VW T&B and its Affiliates shall have the right to terminate the Individual Contract under which the Material Breach occurred, with the following effects:

•	If the Material Breach occurs within *** as of execution of such Individual Contract, VW T&B and its Affiliates shall have the right to terminate the Individual Contract ***.

•	If the Material Breach occurs after *** but prior to *** as of the execution of such Individual Contract, VW T&B and its Affiliates shall have the right to terminate the Individual Contract after expiration of a transition period of ***.

•	If the Material Breach occurs after *** as of execution of such Individual Contract, VW T&B and its Affiliates shall have the right to terminate the Individual Contract after expiration of a transition period of *** in respect of Engines and Technology.

•	For the avoidance of doubt, all or any portion of the subsequent supply and license period described in this section shall be at *** option.

During any transition period, VW T&B and its Affiliates shall bear upgrade and development responsibility such that its products, when supplied to Navistar, comply with applicable laws and regulations and reflect upgrades in technology,

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provided Navistar or its respective Affiliate pays upfront any costs incurred by VW T&B and its Affiliates (which shall be reviewed by Navistar prior to incurrence, and if Navistar does not agree to pay such costs, VW T&B’s obligations in respect of such upgrade shall be discharged) for such upgrades and developments.

VW T&B and its Affiliates shall have the right to refuse the supply of Engines and the licensing of Technology under an Individual Contract and the undertaking of any upgrade and development work if Navistar is in default with regard to substantial undisputed payments due under such Individual Contract. The non-payment of an amount to be agreed upon in the respective Individual Contracts for a period of *** under an Individual Contract, following notice to Navistar and an opportunity to cure, is considered to be a material breach giving VW T&B and its Affiliates the right to terminate such Individual Contracts immediately.

5.7.2	Termination by Navistar of the Individual Contracts

5.7.2.1	Change of Control VW T&B

A VW T&B change of control event (“VW T&B Change of Control Event”) occurs:

•	if VW T&B (i) divests all or substantial portions of its truck and bus assets or (ii) sells such substantial portions to a direct competitor of Navistar in N.A. (e.g., sale of Scania or MAN, sale of substantial portion of product portfolio, transaction with *** or ***). Substantial portions is being understood as divestitures reasonably expected to effect a loss in market shares by VW T&B in the relevant markets in Western Europe in the amount of *** of the then-current market share in the total bus and truck market.

•	in case of a substantial change in investment or *** that may have a negative impact on the cooperation (e.g., outsourcing of substantial portion of development and/or manufacturing); or

•	if a substantial change in current strategy of truck and bus unit in the NAFTA region that may have a negative impact on the cooperation (e.g., public announcement reversing desire to expand in N.A.) is publicly announced, or if VW T&B has taken significant actions to effect such a substantial change in current strategy notwithstanding the lack of a public announcement.

In case of a VW T&B Change of Control Event, VW T&B shall inform immediately Navistar, by notice in writing that such an event has occurred. Navistar has to notify VW T&B within *** upon receipt of the written notice whether or not Navistar wishes to make use of any of the rights set out in this Section 5.7.2.

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In case of a VW T&B Change of Control Event, Navistar and its Affiliates shall have the right to terminate this Agreement and an Individual Contract with the following effects:

•	If the VW T&B Change of Control Event occurs within *** as of execution of an Individual Contract, Navistar and its Affiliates shall have the right to terminate such Individual Contract at their sole discretion either *** (in which case the exclusivity as granted in accordance with clause 5.6 hereof shall cease ***) or with a transition period of *** (in which case the exclusivity as granted in accordance with clause 5.6 hereof shall continue ***).

•	If the VW T&B Change of Control Event occurs after *** but prior to *** as of execution of an Individual Contract, Navistar and its Affiliates shall have the right to terminate such Individual Contract after expiration of a transition period of ***.

•	If the VW T&B Change of Control Event occurs after *** as of execution of an Individual Contract, Navistar and its Affiliates shall have the right to terminate such Individual Contract after expiration of a transition period of *** in respect of Engines and Technology.

•	For the avoidance of doubt, all or any portion of the subsequent supply and license period described in this section shall be at *** option.

During any transition period, VW T&B and its Affiliates shall bear upgrade and development responsibility such that its products, when supplied to Navistar, comply with applicable laws and regulations and reflect upgrades in technology, provided Navistar or its respective Affiliate pays upfront any costs incurred by VW T&B and its Affiliates (which shall be reviewed by Navistar prior to incurrence, and if Navistar does not agree to pay such costs, VW T&B’s obligations in respect of such upgrade shall be discharged) for such upgrades and developments.

5.7.2.2	Convenience by Navistar

Upon written notice to VW T&B, Navistar and its Affiliates shall have the right to terminate an Individual Contract Agreement after expiration of a notice period of *** with the following effects:

•	If the termination occurs within *** after the latest change of applicable Emissions Requirements has become effective, the termination shall become effective following *** of subsequent supply and license on the same terms following the *** notice period (it being understood that all or any portion of the subsequent supply and license period shall be at *** option), as set forth in the respective Individual Contracts.

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•	If the termination occurs more than *** after the latest change of Emissions Requirements has become effective, the termination shall become effective following *** of subsequent supply and license on the same terms following the *** notice period (it being understood that all or any portion of the subsequent supply and license period shall be at *** option), as set forth in the respective Individual Contracts.

5.7.2.3	Material breach by VW T&B

In case of a Material Breach by VW T&B, Navistar shall inform VW T&B by notice in writing and request VW T&B and/or its Affiliates to cure the breach.

In case of a Material Breach of any of the Individual Contracts by VW T&B that remains uncured after notice and a reasonable opportunity to cure for ***, Navistar and its Affiliates shall have the right to terminate the Individual Contract under which the Material Breach occurred with the following effects:

•	If the termination occurs within *** after the latest change of applicable Emissions Requirements has become effective, the termination shall become effective following *** of subsequent supply and license on the same terms following the *** notice period (it being understood that all or any portion of the subsequent supply and license period shall be at *** option), as set forth in the respective Individual Contracts.

•	If the termination occurs more than *** after the latest change of Emissions Requirements has become effective, the termination shall become effective following *** of subsequent supply and license on the same terms following the *** notice period (it being understood that all or any portion of the subsequent supply and license period shall be at *** option), as set forth in the respective Individual Contracts.

•	For the avoidance of doubt, all or any portion of the subsequent supply and license period described in this section shall be at *** option.

During any transition period, VW T&B and its Affiliates shall bear upgrade and development responsibility such that its products, when supplied to Navistar, comply with applicable laws and regulations and reflect upgrades in technology, provided Navistar or its respective Affiliate pays upfront any costs incurred by VW T&B and its Affiliates (which shall be reviewed by Navistar prior to incurrence, and if Navistar does not agree to pay such costs, VW T&B’s obligations in respect of such upgrade shall be discharged) for such upgrades and developments.

5.7.3	Effects of Termination of the Individual Contracts

Upon termination of one or more Individual Contracts, any and all IP Rights under the terminated Individual Contracts shall, as far as re-transferable, return in full to VW T&B; in any event, Navistar shall not be entitled to continue any use of any IP Right, ***.

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In any event of termination of an Individual Contract a transition period of 10 years shall apply in respect of spare parts.

Further effects of termination of an Individual Contract shall be implemented and specified by the Parties in the Individual Contracts.

5.7.4	Term and Termination of this Agreement

This Agreement is concluded for an unlimited period of time. It shall automatically expire upon the execution of all Individual Contracts required by Section 4.1 and completion or abandonment of the feasibility studies and/or discussions of the items provided in Section 4.2 and Section 4.3, provided that upon the execution of any Individual Contract, the terms of such Individual Contract shall supersede the provisions in this Agreement related to the Engines, *** and components and Technologies covered by such Individual Contract. Subject to Section 5.9, this Agreement may be terminated by either Party with *** notice, provided such notice may not be given by either Party prior to ***.

5.8	Keep Competitive

Without affecting the upgrade obligations in respect of compliance with Emissions Requirements set forth in Section 5.7 above, each Individual Contract shall contain a “keep competitive” provision that is consistent with the below:

(A)	VW T&B will, for the duration of any Individual Contract (but not during any transition period), provide to Navistar to the extent possible on financially reasonable terms ***.

(B)

The Parties (or the relevant Affiliates) will mutually agree on an action plan to cure any material deficiencies in competitiveness compared to engines marketed in the NAFTA region by competitors as reasonably identified by Navistar. If such action plan does not adequately correct the deficiencies in any Engines, *** and related components, Navistar may exclude the non-competitive products from the applicable Individual Contract or terminate the applicable Individual Contract without any liability for VW T&B or any of its

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Affiliates. If such action plan does not adequately correct the deficiencies in Technologies covered by an Individual Contract, the Parties (or the relevant Affiliates) shall negotiate a reduced license fee.

5.9	Competition law clearance and closing of SPA

This Agreement and any Individual Contract shall be terminated upon the termination of the Stock Purchase Agreement in accordance with its terms, and the Parties hereto shall not have any liability other than liability that has accrued prior to such termination.

This agreement shall become effective upon all competition law consents and authorizations, in form and substance satisfactory to the Parties, as well as all necessary governmental or regulatory approvals as may be required have been obtained and all required filings, notifications or requests with relevant competition, merger control or other relevant competent authorities have been made and if any filing, notification or request for governmental approval is required under any applicable law or regulation, any applicable waiting period shall have expired or any required approval thereunder shall have been received in form and substance satisfactory to the Parties.

5.10	Confidentiality

The initial announcement regarding this Agreement shall be press releases by each Party as preagreed between the Parties. The Parties shall consult with each other prior to issuing any further press releases or otherwise making public announcements with respect to this Agreement. and prior to making any filings with any third party and/or any governmental entity with respect thereto, except as may be required by law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service or by the request of any governmental entity.

Without limiting the foregoing the content of this Agreement shall be treated confidential, in accordance and in full compliance with the Confidentiality Agreement of 17 March 2016.

5.11	Non-Assignment

Without limiting Sections 5.7.1.1 and 5.7.2.1, neither this Agreement, any Individual Contract, nor any rights or obligations hereunder or thereunder may be assigned or otherwise transferred by either Party, in whole or in part, whether voluntarily or by operation of law, without the prior written consent of the other Party; provided that either Party may, without the consent of the other Party, assign this Agreement or any Individual Contract in its entirety to any of such Party’s Affiliates. For the avoidance of doubt, and notwithstanding anything in this Agreement or any Individual Contract to the contrary, in recognition of the unique nature of the relationship between the Parties, the Parties acknowledge and

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agree that the rights, obligations and benefits of this Agreement and each Individual Contract shall be personal to Navistar and its Affiliates, and VW T&B shall not be required to accept performance from, or render performance to, any person or entity other than Navistar and its Affiliates. Pursuant to 11 U.S.C. Section 365(c)(1)(A) (as it may be amended from time to time, and including any successor to such provision), in the event of any Bankruptcy of Navistar International Corporation, Navistar or any of its Affiliates that are party to any Individual Contract, this Agreement and any such Individual Contract may not be assigned or assumed by Navistar or any of its Affiliates (or any of its or their respective successors, including any trustee or debtor-in-possession) and VW T&B shall be excused from rendering performance to, or accepting performance from, Navistar and its Affiliates or any such successors. Additionally, in the event of any Bankruptcy of any Affiliate of Navistar that is not party to any Individual Contract but that has otherwise been granted rights to any IP Rights under any Individual Contract, this Agreement and any such Individual Contract may not be assigned or assumed by any such Affiliate or any of its subsidiaries (or any of its or their respective successors, including any trustee or debtor-in-possession) and VW T&B shall be excused from rendering performance to, or accepting performance from, such Affiliate and its subsidiaries or any such successors. Any purported assumption or assignment in contravention of this Section 5.11 shall be null and void.

“Bankruptcy” means, with respect to any person or entity, (i) the filing by such person or entity of a voluntary petition seeking liquidation, dissolution, reorganization, rearrangement or readjustment, in any form, of its debts, under the United States Bankruptcy Code (or corresponding provisions of future laws) or any other bankruptcy or insolvency law, or such person’s or entity’s filing an answer consenting to, or failing to oppose in any such petition; (ii) the making by such person or entity of an assignment of all or a material portion of its assets for the benefit of its creditors; (iii) an application for the appointment of a receiver for the assets of such person or entity, or an involuntary petition seeking liquidation, dissolution, reorganization, rearrangement or readjustment of its debts or similar relief under any bankruptcy or insolvency law, in the event of such an application by a third party or such an involuntary petition, that is not dismissed within 60 days of the filing thereof; or (iv) the entry of an order for relief against such person or entity under the United States Bankruptcy Code.

5.12	General Provisions

Except as otherwise set forth in this Agreement, each Party shall pay its own cost and expenses (including also legal, accounting and other adviser’s fees) relating to this Agreement.

This Agreement constitutes the entire understanding among the Parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements, it being understood that this Agreement does not supersede the Stock Purchase Agreement, the Shareholder Agreement, the Procurement JV Framework Agreement,

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and the Delaware General Corporation Law Section 203 Agreement.

This Agreement shall not be amended or modified except by a document in writing duly executed by the Parties hereto. This undertaking itself may only be modified by an agreement in writing.

The waiver of any provision of this Agreement by any Party hereto shall not be deemed a waiver of any other provision hereof, and no waiver shall be effective unless such waiver is expressly made in writing to the Party claiming the benefit thereof.

Should any provision of this Agreement be held wholly or in part invalid or unenforceable, or should there be stated a gap, the validity or enforceability of the other parts shall not be affected thereby. The invalid or unenforceable provision or the gap shall be deemed replaced by such valid and enforceable provision which is the most similar to the will of the Parties or which the Parties would have wanted in accordance of the spirit and purpose of this Agreement if they had been aware of it.

Any notices or other communication made or to be made in connection with this agreement shall be effective upon receipt if delivered by post-mail or certified courier to the addresses as indicated on the front page of this Agreement. Each party may at any time change its address by giving notice to the other party in the manner as described above.

5.13	Governing Law

This Agreement and any Individual Contracts shall be governed by and construed under the substantive laws of Switzerland to the exclusion of the provisions on the conflict of laws, and in so far it should be considered as applicable, to the exclusion of the UN convention on contracts for International Sale of Goods. For the avoidance of doubt, the Parties stipulate that Swiss competition laws shall not apply simply by the virtue of this provision.

5.14	Arbitration

Any dispute, controversy, or claim arising out of, or in relation to, this Agreement, including the validity, invalidity, breach, or termination thereof, shall be finally and bindingly resolved by arbitration in accordance with the Arbitration Rules of the International Chamber of Commerce International Court of Arbitration (“ICC”) in force on the date on which the Request for Arbitration is submitted in accordance with these Rules.

The number of arbitrators shall be 3, one of whom shall be appointed by each of the Parties and the third of whom shall be selected by mutual agreement of the co-arbitrators with the input of the Parties, if possible, within 30 days of the selection of the second arbitrator and thereafter by the ICC.

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The seat of arbitration shall be in London, England.

The arbitral proceedings shall be conducted in English.

5.15	Audit

All costs and amounts to be charged by VW T&B or any of its Affiliates to Navistar shall be subject to audit by Navistar, provided that the audit shall be conducted by a clean team from an independent third party auditor appointed by Navistar and reasonably acceptable to VW T&B. VW T&B shall provide reasonable access requested by such clean team in order to carry out the audit.

Signatures on next page

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Signatures

Naperville, Illinois, this 5 September 2016

Volkswagen Truck & Bus GmbH

/s/ Andreas Renschler	/s/ Matthias Gründler
Name: Andreas Renschler Title: Chief Executive Officer	Name: Matthias Gründler Title: Chief Financial Officer

Naperville, Illinois, this 5 September 2016

Navistar, Inc.

/s/ Troy A. Clarke	/s/ Walter G. Borst
Name: Troy A. Clarke Title: President and Chief Executive Officer	Name: Walter G. Borst Title: Executive Vice President and Chief Financial Officer

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Schedule A

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Schedule B

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Annex I

VW T&B and/or its Affiliates currently sell to customers *** which may contain Engines and/or Technologies described in Section 4.1 of the Agreement.